Exhibit 99.2

Consolidated Balance Sheets
Unaudited Last updated April 30, 2008	Amounts in thousands
	December 31,					Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2000	2001	2002	2003	2004	2005	2005	2005	2005	2006	2006	2006	2006	2007	2007	2007	2007	2008
Assets
Current assets:
Cash and cash equivalents	17,128	6,258	8,038	8,360	18,944	33,155	30,292	39,594	40,874	42,444	30,546	38,114	39,208	44,899	33,842	33,109	43,681	44,591
Short-term investments	-	-	-	-	31,188	19,698	24,181	20,883	23,314	27,063	35,203	36,906	39,127	37,578	52,911	56,823	52,644	36,585
Accounts receivable	5,649	3,711	6,637	10,415	16,939	13,552	15,799	21,968	25,462	31,615	26,250	25,347	32,021	25,050	27,797	24,690	29,480	27,503
Term receivables	2,839	3,600	3,085	4,926	10,090	13,275	14,733	14,105	15,376	17,268	19,255	22,587	23,806	20,555	15,756	13,773	13,069	9,616
Less allowance for doubtful accounts	(941)	(728)	(519)	(902)	(1,581)	(1,627)	(1,608)	(1,960)	(2,209)	(2,090)	(2,331)	(3,225)	(2,621)	(2,273)	(2,046)	(2,009)	(1,918)	(2,056)
Prepaid & other current assets	526	510	466	509	1,255	1,272	1,196	1,771	1,993	2,439	2,514	2,874	2,498	3,676	4,980	5,786	5,979	6,773
Total current assets	25,201	13,351	17,707	23,308	76,835	79,325	84,593	96,361	104,810	118,739	111,437	122,603	134,039	129,485	133,240	132,172	142,935	123,012

Long-term investments	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	17,810
Property and equipment, net	3,044	3,931	3,319	2,942	4,393	4,842	5,375	5,597	6,451	6,632	8,620	8,470	10,073	10,715	10,494	10,451	10,856	10,807
Term receivables, noncurrent	-	-	924	2,278	5,756	8,256	10,234	10,801	10,697	12,611	15,765	22,193	24,805	19,349	13,239	11,170	9,859	8,059
Intangible and other assets, net	496	1,343	1,152	858	1,325	1,232	2,028	1,892	1,718	1,447	9,699	9,302	9,325	9,380	9,352	9,221	10,136	10,016
Total assets	28,741	18,625	23,102	29,386	88,309	93,655	102,230	114,651	123,676	139,429	145,521	162,568	178,242	168,929	166,325	163,014	173,786	169,704

Liabilities, Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	2,819	2,335	2,039	3,179	5,435	6,397	6,600	7,635	8,041	9,231	8,970	8,591	12,005	13,818	14,688	14,855	15,790	18,146
Commissions and bonuses payable	1,025	531	1,076	1,636	2,648	1,971	2,550	3,344	2,910	3,706	3,066	4,001	4,069	2,902	2,918	2,889	5,044	3,531
Current portion of long-term debt	7	2,042	3,282	1,390	-	-	31	29	30	30	35	35	31	32	32	42	43	44
Deferred revenue	12,317	14,843	17,392	26,127	36,020	37,899	40,669	45,694	48,673	54,191	56,222	59,218	67,560	67,444	66,660	69,665	76,995	73,575
Total current liabilities	16,168	19,751	23,789	32,332	44,103	46,267	49,850	56,702	59,654	67,158	68,293	71,845	83,665	84,196	84,298	87,451	97,872	95,296

Deferred revenue, noncurrent	4,843	4,031	7,291	9,426	13,105	14,911	16,699	18,058	19,250	26,715	31,012	43,402	47,018	41,241	41,718	37,139	37,665	38,079
Long-term debt	-	1,185	940	484	-	-	131	125	117	109	123	113	85	77	69	79	68	57

Preferred stock	31,075	32,340	32,373	32,398	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Stockholders' equity (deficit):
Common stock and warrants	21	21	14	15	320	233	137	138	32	32	32	32	33	33	33	33	33	34
Additional paid-in capital	(1,109)	(1,051)	(986)	(912)	72,367	73,042	74,479	76,339	78,312	79,536	81,856	83,428	86,069	88,064	90,750	92,486	95,377	97,107
Other comprehensive income (loss)	(38)	(91)	(9)	73	(605)	(618)	(445)	(433)	(401)	(393)	(312)	(250)	(332)	(384)	(504)	(551)	(292)	(536)
Accumulated deficit	(22,219)	(37,561)	(40,310)	(44,430)	(40,981)	(40,180)	(38,621)	(36,278)	(33,288)	(33,728)	(35,483)	(36,002)	(38,296)	(44,298)	(50,039)	(53,623)	(56,937)	(60,333)
Total stockholders' equity (deficit)	(23,345)	(38,682)	(41,291)	(45,254)	31,101	32,477	35,550	39,766	44,655	45,447	46,093	47,208	47,474	43,415	40,240	38,345	38,181	36,272
Total liabilities, preferred stock and
stockholders' equity (deficit)	28,741	18,625	23,102	29,386	88,309	93,655	102,230	114,651	123,676	139,429	145,521	162,568	178,242	168,929	166,325	163,014	173,786	169,704

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations
Unaudited Last updated April 30, 2008	Amounts in thousands
	Fiscal Year					2005					2006					2007					2008
	2000	2001	2002	2003	2004	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Revenue:
Software, hosting and support	10,549	18,998	23,338	29,300	49,764	13,874	16,864	18,005	19,201	67,944	19,310	20,636	23,754	22,557	86,257	19,819	20,693	22,366	24,105	86,983	24,556
Professional services	758	2,009	3,603	6,579	12,000	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	6,204	24,131	5,883	5,772	6,880	6,559	25,094	8,342
Total revenue	11,307	21,007	26,941	35,879	61,764	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	28,761	110,388	25,702	26,465	29,246	30,664	112,077	32,898

Cost of revenue:
Software, hosting and support	3,306	4,636	4,279	5,263	6,741	2,064	2,276	2,253	2,518	9,111	2,771	3,159	3,667	3,663	13,260	4,394	4,565	4,604	4,848	18,411	5,035
Professional services	485	1,335	2,156	3,740	7,206	2,696	2,879	3,026	3,355	11,956	4,104	4,941	4,969	5,096	19,110	5,171	5,036	5,667	6,138	22,012	7,285
Total cost of revenue	3,791	5,971	6,435	9,003	13,947	4,760	5,155	5,279	5,873	21,067	6,875	8,100	8,636	8,759	32,370	9,565	9,601	10,271	10,986	40,423	12,320

Gross profit	7,516	15,036	20,506	26,876	47,817	13,582	15,923	17,875	18,701	66,081	17,756	18,808	21,452	20,002	78,018	16,137	16,864	18,975	19,678	71,654	20,578

Operating expenses:
Sales and marketing	20,756	22,050	15,939	20,809	31,986	9,457	10,557	11,248	11,421	42,683	13,726	14,852	16,535	16,391	61,504	15,727	15,788	16,516	17,087	65,118	16,818
Research and development	3,639	4,584	4,117	5,915	7,807	2,161	2,426	2,937	2,904	10,428	3,130	3,476	3,740	4,132	14,478	4,296	4,343	4,308	4,137	17,084	4,486
General and administrative	3,375	3,973	2,842	3,518	4,621	1,410	1,586	1,627	1,822	6,445	2,056	2,709	2,333	2,480	9,578	2,860	3,178	2,680	2,782	11,500	3,516
Total operating expenses	27,770	30,607	22,898	30,242	44,414	13,028	14,569	15,812	16,147	59,556	18,912	21,037	22,608	23,003	85,560	22,883	23,309	23,504	24,006	93,702	24,820

Operating income (loss)	(20,254)	(15,571)	(2,392)	(3,366)	3,403	554	1,354	2,063	2,554	6,525	(1,156)	(2,229)	(1,156)	(3,001)	(7,542)	(6,746)	(6,445)	(4,529)	(4,328)	(22,048)	(4,242)
Interest and other income (expense), net	607	229	(357)	(215)	146	292	331	440	583	1,646	672	768	740	884	3,064	828	885	1,004	966	3,683	938

Income (loss) before income taxes	(19,647)	(15,342)	(2,749)	(3,581)	3,549	846	1,685	2,503	3,137	8,171	(484)	(1,461)	(416)	(2,117)	(4,478)	(5,918)	(5,560)	(3,525)	(3,362)	(18,365)	(3,304)
(Provision) benefit for income taxes	-	-	-	(539)	(100)	(45)	(126)	(160)	(147)	(478)	44	(294)	(103)	(177)	(530)	(84)	(181)	(59)	48	(276)	(92)
Net income (loss)	(19,647)	(15,342)	(2,749)	(4,120)	3,449	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)

Net income (loss) per share:
Basic	$ (1.42)	$ (1.10)	$ (0.19)	$ (0.28)	$ 0.17	$ 0.03	$ 0.05	$ 0.08	$ 0.09	$ 0.25	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)
Diluted	$ (1.42)	$ (1.10)	$ (0.19)	$ (0.28)	$ 0.12	$ 0.02	$ 0.05	$ 0.07	$ 0.09	$ 0.23	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.10)	$ (0.56)	$ (0.10)

Shares used in the computation:
Basic	13,810	14,006	14,284	14,560	20,738	29,816	30,232	30,802	31,652	30,631	31,943	32,172	32,316	32,529	32,241	32,858	32,983	33,094	33,371	33,078	33,532
Diluted	13,810	14,006	14,284	14,560	29,177	33,559	33,367	33,667	34,199	33,695	31,943	32,172	32,316	32,529	32,241	32,858	32,983	33,094	33,371	33,078	33,532

Supplemental information of stock-based
compensation expense included in:
Cost of software, hosting and support	-	-	-		-	-	-	-	-	-	38	55	52	48	193	58	79	84	67	288	77
Cost of professional services	-	-	-		-	-	-	-	-	-	97	137	124	113	471	125	149	217	156	647	153
Sales and marketing	-	-	-		-	-	-	-	-	-	366	535	529	499	1,929	658	731	542	333	2,264	538
Research and development	-	-	-		-	-	-	-	-	-	159	233	230	212	834	226	289	166	206	887	235
General and administrative	-	-	-		-	-	-	-	-	-	123	718	179	181	1,201	235	743	199	208	1,385	263
Total stock-based compensation	-	-	-		-	-	-	-	-	-	783	1,678	1,114	1,053	4,628	1,302	1,991	1,208	970	5,471	1,266

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Cash Flow
Unaudited Last updated April 30, 2008	Amounts in thousands
	Fiscal Years					2005					2006					2007					2008
	2000	2001	2002	2003	2004	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Operating activities
Net income (loss)	(19,647)	(15,342)	(2,749)	(4,120)	3,449	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)
Noncash adjustments:
Depreciation and amortization	532	1,486	2,051	2,474	2,790	742	828	892	944	3,406	1,105	1,337	1,556	1,683	5,681	1,675	1,880	1,869	1,842	7,266	1,954
Provision for losses on accounts receivable	1,715	2,032	259	477	489	52	(8)	216	161	421	(248)	7	292	255	306	(69)	13	401	39	384	89
Stock-based compensation expense				-	-	-	-	-	-	-	783	1,678	1,114	1,053	4,628	1,302	1,991	1,208	970	5,471	1,266
Changes in operating accounts:
Receivables	(6,846)	(1,295)	(3,636)	(6,678)	(14,657)	(2,402)	(5,866)	(6,072)	(4,796)	(19,136)	(9,798)	1,386	(8,117)	(10,958)	(27,487)	15,427	8,224	6,933	(3,032)	27,552	7,447
Prepaid and other current assets	(459)	(338)	(95)	(156)	(1,164)	(44)	67	(609)	(208)	(794)	(167)	8	(225)	193	(191)	(1,471)	(1,612)	(803)	(1,143)	(5,029)	(852)
Accounts payable and accrued liabilities	2,071	(435)	(378)	1,040	1,975	984	373	1,071	502	2,930	1,191	(638)	(373)	3,277	3,457	1,748	810	89	1,041	3,688	2,292
Commissions and bonusses payable	789	(510)	525	520	988	(663)	588	807	(423)	309	787	(752)	932	58	1,025	(1,171)	(1)	(47)	2,176	957	(1,523)
Deferred revenue	12,991	2,367	5,723	10,655	13,320	3,819	4,941	6,523	4,484	19,767	12,976	5,349	15,184	11,273	44,782	(6,056)	(814)	(2,143)	8,407	(606)	(3,434)
Other	114	(117)	243	107	(452)	(50)	82	77	190	299	(137)	244	(8)	(249)	(150)	(23)	13	(130)	132	(8)	(173)
Cash provided (used) by operating activities	(8,740)	(12,152)	1,943	4,319	6,738	3,239	2,564	5,248	3,844	14,895	6,052	6,864	9,836	4,291	27,043	5,360	4,763	3,793	7,118	21,034	3,670

Investing activities
Acquistion of property and equipment	(3,031)	(2,265)	(1,184)	(1,584)	(3,580)	(1,078)	(1,070)	(1,124)	(1,697)	(4,969)	(1,140)	(2,770)	(1,020)	(2,828)	(7,758)	(1,987)	(1,351)	(1,426)	(2,436)	(7,200)	(1,509)
Business acquisitions	(236)	(739)	-	(150)	(691)	-	(1,012)	(23)	(10)	(1,045)	-	(8,731)	-	-	(8,731)	-	-	-	-	-	-
Change in short-term investments, net	-	-	-	-	(31,188)	11,488	(4,483)	3,298	(2,431)	7,872	(3,749)	(8,140)	(1,638)	(2,285)	(15,812)	1,549	(15,333)	(3,912)	4,179	(13,517)	(1,970)
Other	-	-	2	18	3	-	-	8	-	8	(10)	-		(3)	(13)	(29)	(32)	1	17	(42)	(15)
Cash provided (used) for investing activities	(3,267)	(3,004)	(1,182)	(1,716)	(35,456)	10,410	(6,565)	2,159	(4,138)	1,866	(4,899)	(19,641)	(2,658)	(5,116)	(32,314)	(467)	(16,716)	(5,337)	1,760	(20,759)	(3,494)

Financing activities
Net proceeds from (payments on) long-term debt	(8)	3,219	896	(2,433)	(1,913)	-	-	154	(7)	147	(7)	(7)	(9)	(32)	(55)	(7)	(8)	(10)	(10)	(35)	(11)
Proceeds from issuance of stock:
Preferred stock	14,955	1,026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Common stock issued under employee benefit plans	93	46	90	88	1,176	588	1,217	1,767	1,706	5,278	432	567	363	1,359	2,721	643	536	509	1,966	3,653	414
Initial public offering, net of offering costs	-	-	-	-	39,972	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other	(94)	-	-	-	(2)	-	-	-	-	-	-	-	-	400	400	49	160	19	(45)	183	53
Cash provided (used) by financing activities	14,946	4,291	986	(2,345)	39,233	588	1,217	1,921	1,699	5,425	425	560	354	1,727	3,066	685	688	518	1,911	3,801	456

Effect of foreign exchange rates	6	(5)	33	64	69	(26)	(79)	(26)	(125)	(256)	(8)	319	36	192	539	113	208	293	(217)	397	278

Net change in cash and cash equivalents	2,945	(10,870)	1,780	322	10,584	14,211	(2,863)	9,302	1,280	21,930	1,570	(11,898)	7,568	1,094	(1,666)	5,691	(11,057)	(733)	10,572	4,473	910

Cash and cash equivalents at beginning of period	14,183	17,128	6,258	8,038	8,360	18,944	33,155	30,292	39,594	18,944	40,874	42,444	30,546	38,114	40,874	39,208	44,899	33,842	33,109	39,208	43,681
Cash and cash equivalents at end of period	17,128	6,258	8,038	8,360	18,944	33,155	30,292	39,594	40,874	40,874	42,444	30,546	38,114	39,208	39,208	44,899	33,842	33,109	43,681	43,681	44,591

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet
Unaudited Last updated April 30, 2008		Amounts in thousands
		Fiscal Year					2005					2006					2007					2008
		2000	2001	2002	2003	2004	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1

Revenue	Recurring	6,504	15,757	19,810	23,988	36,221	10,624	10,791	11,695	12,946	46,056	13,977	15,083	16,710	17,678	63,448	19,225	20,341	21,813	23,541	84,920	24,412
Mix	Perpetual	4,045	3,241	3,528	5,312	13,543	3,250	6,073	6,310	6,255	21,888	5,333	5,553	7,044	4,879	22,809	594	352	553	564	2,063	144
(in thousands)	Professional services	758	2,009	3,603	6,579	12,000	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	6,204	24,131	5,883	5,772	6,880	6,559	25,094	8,342
	Total	11,307	21,007	26,941	35,879	61,764	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	28,761	110,388	25,702	26,465	29,246	30,664	112,077	32,898

Revenue	Recurring	57%	75%	74%	67%	59%	58%	51%	51%	53%	53%	56%	56%	56%	61%	57%	75%	77%	74%	77%	76%	75%
Mix	Perpetual	36%	15%	13%	15%	22%	18%	29%	27%	25%	25%	22%	21%	23%	17%	21%	2%	1%	2%	2%	2%	0%
(% of total)	Professional services	7%	10%	13%	18%	19%	24%	20%	22%	22%	22%	22%	23%	21%	22%	22%	23%	22%	24%	21%	22%	25%

Revenue by	Americas	11,026	16,522	21,940	27,161	45,199	13,757	16,652	17,291	16,710	64,410	17,368	20,072	23,847	21,235	82,522	18,472	18,908	20,687	21,473	79,540	22,357
Geography	Europe	281	2,311	4,041	6,458	12,792	2,751	3,372	3,752	5,652	15,527	5,014	5,335	4,732	5,520	20,601	5,359	5,321	5,958	6,923	23,561	8,066
(in thousands)	Asia Pacific	-	2,174	960	2,260	3,773	1,834	1,054	2,111	2,212	7,211	2,249	1,501	1,509	2,006	7,265	1,871	2,236	2,601	2,268	8,976	2,475

Revenue by	Americas	98%	79%	81%	76%	73%	75%	79%	75%	68%	74%	71%	74%	79%	74%	74%	72%	72%	71%	70%	71%	67%
Geography	Europe	2%	11%	15%	18%	21%	15%	16%	16%	23%	18%	20%	20%	16%	19%	19%	21%	20%	20%	23%	21%	25%
(% of total)	Asia Pacific	0%	10%	4%	6%	6%	10%	5%	9%	9%	8%	9%	6%	5%	7%	7%	7%	8%	9%	7%	8%	8%

Deferred	Current	12,317	14,843	17,392	26,127	36,020	37,899	40,669	45,694	48,673		54,191	56,222	59,218	67,560		67,444	66,660	69,665	76,995		73,575
Revenue	Non-current	4,843	4,031	7,291	9,426	13,105	14,911	16,699	18,058	19,250		26,715	31,012	43,402	47,018		41,241	41,718	37,139	37,665		38,079
(in thousands)	Total	17,160	18,874	24,683	35,553	49,125	52,810	57,368	63,752	67,923		80,906	87,234	102,620	114,578		108,685	108,378	106,804	114,660		111,654

Term Receivables	Current	2,839	3,600	3,085	4,926	10,090	13,275	14,733	14,105	15,376		17,268	19,255	22,587	23,806		20,555	15,756	13,773	13,069		9,616
(in thousands)	Non-current	-	-	924	2,278	5,756	8,256	10,234	10,801	10,697		12,611	15,765	22,193	24,805		19,349	13,239	11,170	9,859		8,059
	Total	2,839	3,600	4,009	7,204	15,846	21,531	24,967	24,906	26,073		29,879	35,020	44,780	48,611		39,904	28,995	24,943	22,928		17,675

Net Deferred	Current	9,478	11,243	14,307	21,201	25,930	24,624	25,936	31,589	33,297		36,923	36,967	36,631	43,754		46,889	50,904	55,892	63,926		63,959
Revenue	Non-current	4,843	4,031	6,367	7,148	7,349	6,655	6,465	7,257	8,553		14,104	15,247	21,209	22,213		21,892	28,479	25,969	27,806		30,020
(in thousands)	Total	14,321	15,274	20,674	28,349	33,279	31,279	32,401	38,846	41,850		51,027	52,214	57,840	65,967		68,781	79,383	81,861	91,732		93,979

Customers	New	593	361	227	211	311	60	80	92	80	312	97	261	83	79	520	62	74	60	60	256	64
	Total (~)	1,000	1,100	900	1,000	1,200	1,300	1,300	1,400	1,500		1,500	1,700	1,800	1,800		1,800	1,800	1,800	1,800		1,800
	Interactions (in millions)	n/a	n/a	146	249	502	166	176	188	214	744	281	223	261	285	1,050	352	332	347	436	1,467	463

Employees	Worldwide	346	222	234	306	403	438	490	494	530		578	649	654	658		679	698	691	686		718

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.